IMPAIRMENT OF VESSELS AND NEWBUILDINGS	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment Impairment or Disposal [Abstract]
IMPAIRMENT OF VESSELS AND NEWBUILDINGS
IMPAIRMENT OF VESSELS AND NEWBUILDINGS

During the first quarter of 2015, we recorded an impairment loss of $141.0 million on five Capesize vessels, relating to KSL China ($20.5 million), Battersea ($38.3 million), Belgravia ($34.2 million), Golden Future ($27.5 million) and Golden Zhejiang ($20.5 million). The loss recorded is equal to the difference between the carrying value and estimated fair value of the vessels. In April 2015, we agreed to sell and lease back these vessels. Delivery of the vessels took place in the third quarter of 2015.

During the third quarter of 2015, we recorded an impairment loss of $7.1 million on three Capesize newbuildings (Front Baltic, Front Caribbean and Front Mediterranean), which we agreed to sell, together with Front Atlantic, to a third party upon their completion and delivery to us. The loss recorded is equal to the difference between the carrying value plus expected costs to complete the three newbuildings and estimated fair value. In April 2015, we agreed to the sale of four newbuilding Capesize vessels, two of vessels Front Atlantic and Front Baltic were sold in August and November 2015 respectively and a loss of $2.2 million and a gain of $0.1 million respectively were recorded. Front Atlantic was chartered in by us for a period of 6 months at $14,000 per day. Front Baltic was chartered in by us for a period of 12 months at $14,000 per day. The remaining two vessels will be delivered in 2016.

During the fourth quarter of 2015, we identified the Golden Lyderhorn, a vessel held under capital lease, as an asset for which the carrying value was not fully recoverable. This impairment review was triggered by a significant fall in rates in the Baltic Dry Index. We recorded an impairment loss of $4.5 million, being the difference between the carrying value and estimated fair value of our leasehold interest based on the discounted expected future cash flows from the leased vessel.

During the first quarter of 2013, one VLCC, which was classified in the balance sheet as held for sale at December 31, 2012 and had been recorded at its estimated fair value less costs to sell based on its sale as a trading vessel, was identified as being impaired as it was believed that the vessel would have to be sold at a lower value for scrap. The loss recorded was equal to the difference between the carrying value and estimated fair value based on a sale for scrap less costs to sell. The impairment loss in 2013 is included in discontinued operations.